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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-199745 on Form S-8 of our report dated May 29, 2015, relating to the consolidated financial statements of Boot Barn Holdings, Inc., appearing in this Annual Report on Form 10-K of Boot Barn Holdings, Inc. for the year ended March 28, 2015.

/s/ Deloitte & Touche LLP

Costa Mesa, California
May 29, 2015

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM